Delaware
Investments (SM)
--------------------------------------
A member of Lincoln Financial Group(R)

GROWTH-EQUITY






Semiannual Report 2003
--------------------------------------------------------------------------------
                    DELAWARE TECHNOLOGY AND INNOVATION FUND














[GRAPHIC OMITTED: POWERED BY RESEARCH LOGO]

Table
     OF CONTENTS

Letter to Shareholders         1

Portfolio Management Review    3

New at Delaware                5

Performance Summary            6

Financial Statements:
Statement of Net Assets        7

Statement of Operations        9

Statements of Changes
  in Net Assets               10

Financial Highlights          11

Notes to Financial
  Statements                  15




Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.


Delaware Investments
     POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o    Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o    U.S. growth equity
o    U.S. value equity
o    U.S. fixed income
o    International and global
o    U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                   Delaware Technology and Innovation Fund
     TO SHAREHOLDERS                     January 10, 2003

Recap of Events
When the period for this report began on July 1, 2002, equities had been moving steadily lower since roughly mid-March of 2002. The significant selling pressures did not abate until the later portion of July, when we experienced an upturn in the stock market. The rally turned out to be short-lived, lasting barely a month, when we were faced with further falling prices. Not until early October did we experience another bounce in the market. This time around, stocks rose steadily for nearly two months. This market advance was followed by a round of profit taking in December, which is generally regarded as a positive for prices that may have moved too much too soon.

Despite the ups and downs of the stock market, we believe a meaningful shift has taken place among investors. It appears that investors have cast off the downbeat reports of "sluggish" growth so prevalent throughout the media earlier in the year, in favor of a more balanced view of the state of the economy.

Although the rate of growth may not match that of prior post-recessionary periods, and with unemployment levels remaining high, there seems to be acceptance that the economic recovery is largely in place and may well continue into the new year. This shift in sentiment likely contributed to the bullish move in equities that spanned much of October and November. Stocks' low prices last fall no doubt prompted investors to find "value" in the market.

Investors were offered further encouragement when the Federal Reserve stepped into the fray in early November by lowering short-term interest rates another 50 basis points as a means to add fuel to the economic recovery. We do not underestimate the power of the Fed's actions, and we believe that the historic 11 cuts in interest rates during 2001 are, as expected, gradually taking hold and should further benefit the economic renewal.

Market Outlook
We see positive forces for equities moving forward. The gross domestic product was recently adjusted higher for the third quarter by nearly 100 basis points. Expectations for the fourth quarter are muted, but low growth will continue the expansion for what will be a fifth straight quarter. We are optimistic about a generally expanding economy throughout 2003, especially since this outcome seems paramount to Federal Reserve policy.

We believe that corporations should likely benefit from steadily improving productivity and cost cutting measures that have evolved from the recession. As we do not foresee broad-based momentum likely playing a major role in the stock markets for 2003, we believe the new year will be a time for quality security selections, and we further believe that Delaware's emphasis on stringent, in-house research may benefit investors moving forward.

Total Return
For the period ended December 31, 2002                               Six Months
Delaware Technology and Innovation Fund-- Class A Shares               -16.30%
Lipper Science and Technology Funds Average (356 funds)                -13.76%
Standard & Poor's 500 Index                                            -10.30%
Nasdaq Composite Index                                                  -8.73%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Science and Technology Funds Average represents the average return of science and technology funds tracked by Lipper (Source: Lipper Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. To better track relative fund performance, a change was recently made to the Fund's prospectus. Whereas the Fund was formerly benchmarked to the S&P 500 Index (an unmanaged index of large-capitalization U.S. companies), the Nasdaq Composite Index was selected as a better barometer of Fund performance given its greater weighting toward technology-related companies. The Nasdaq Composite Index is an unmanaged index of domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. You cannot invest directly in an index. Past performance is not a guarantee of future results.

We are encouraged that market volatility, which had reached lofty levels during the summer months, has decreased of late and appears to be returning to longer-term norms. Perhaps it is a sign that investors may now believe that the brief yet disappointing period of corporate malfeasance may well be behind us. We witnessed some pullbacks in the major indexes late in the period, but we credit this to profit taking, and do not believe it is the start of a major market selloff.

While we do not find the market catalysts that might propel equity prices higher at a rate to parallel that of the 1990s, we nonetheless believe the case for equities is becoming much clearer. Thus we ask investors to maintain their vigilance, as steadily improving market conditions may at long last be ready to support modestly rising markets.

Sincerely,

/s/ Jude T. Driscoll
--------------------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.



/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                Delaware Technology and Innovation Fund
     MANAGEMENT REVIEW                   January 10, 2003

Fund Managers

Jeffrey Hynoski
Portfolio Manager

Gerald S. Frey
Chief Investment Officer -- Growth

The Fund's Results
The dominant process at work in the stock market during the past six months (the first half of the Fund's fiscal year) was one of closure. President Bush, along with other appropriate regulatory and government agencies, has aggressively sought to address the issues that have been plaguing the market, the economy, and international politics. The Federal Reserve continued to stimulate the U.S. economy by strongly increasing the money supply and cutting interest rates to near all-time lows.

As we turn our attention to the corporate governance problems that plagued the stock market this past year, the appropriate authorities (both federal and state) continue to seek justice from the array of executives responsible for the corporate fraud. This activity is centered on achieving closure and has served to stabilize the overall stock market.

As the technology sector struggled, Delaware Technology and Innovation Fund returned -16.30% (Class A shares at net asset value with distributions reinvested) for the six-month period ended December 31, 2002. The 356 funds that compose the Lipper Science and Technology Funds Average also experienced a lackluster half year on a relative basis, declining -13.76% while the broader Standard & Poor's (S&P) 500 Index, which measures mostly large-capitalization U.S. companies, fell -10.30% during the same period. The Nasdaq Composite Index dropped -8.73% for the same six-month period.

Portfolio Highlights
The performance statistics for the Fund, its benchmarks, and peer group mask the true stabilization process underway within the market, and technology stocks specifically. Fund performance for the third and fourth quarters of 2002 was -30.37% and +20.21%, respectively (Class A shares at net asset value with distributions reinvested). The performance of the Lipper Science and Technology Funds Average for those quarters was -26.49% and +17.59%, respectively. For purposes of comparison, performance of the S&P 500 Index for the third and fourth quarters was -17.27% and +8.43%, respectively. While the solid performance realized during the fourth quarter was not enough to drive returns to positive territory for the latest six-month period, it was a welcome first step.

Large structural problems still remain and we believe they can be solved primarily by deploying new technology. Corporations have literally hundreds of software applications that drive the daily operations of their business, yet these software programs frequently do not communicate with each other.

In another area, the telecommunications wireline infrastructure has been built over the last century but it is increasingly difficult to evolve this network to meet today's changing needs. These are just two examples of the structural problems technology can address, but it can only do so if the target management teams decide to aggressively attack the problem by spending.

The Fund is invested in those companies that we believe are strategically positioned to excel when spending resurfaces. The Fund also invests in companies that, in our opinion, are market share leaders, have good management teams, are situated in strategic end markets, and have created high barriers to entry. In addition, we see these companies as positioned in a sector that can grow faster than the market and the economy. Unfortunately, many such companies have been among the worst performers during the past six months. Companies with these characteristics tend to be growth technology companies that were the most highly valued at the market's peak.

Since our last reporting six months ago, the Fund has not gone under any significant sector allocation adjustments. Computer software remains a larger industry weighting for the portfolio. Within this group, we dropped Accenture, Electronic Arts and L3 Communications, and added Symantec to the portfolio.

For our exposure to the business services industry, we removed eBay and added Paychex and Computer Sciences during the period. We believe the outsourcing and systems integration capabilities of Computer Sciences should be an added benefit to the Fund in the long term. We also increased our position in Network Appliances. We believe this member of the electronic data processing equipment industry will benefit from rising demand for high performance network data storage devices in the current data-intensive market.

Outlook
We believe that technology investments continue to hold tremendous promise for long-term growth. For the shorter term, we also believe the economic and stock market recovery may be uneven, as some areas are showing improvement while recovery in other areas will take longer. We encourage investors to be patient and focus on constructing diversified portfolios to seek growth while moderating risk. In the meantime, it is our opinion that confidence and trust in the market will be restored and the multiple compression portion of the cycle will have run its course.

With the backdrop of a highly competitive global market, technology-related companies will continue to experience varying financial challenges, particularly those brought on by the substantial rollback in capital expenditure over the last several years. We view recent gains in such spending as a positive sign that corporations may at long last have the wherewithal to grow their operations in expectation of future growth.

We believe the Fund is well-positioned for ongoing recovery in the economy, as well as in the technology sector. We also believe that growth technology will reestablish itself among the leadership groups in the stock market when we experience acceleration in corporate spending. In our opinion, leaders will reemerge even stronger and may well provide superior relative performance over the long term.

Top 10 Holdings
As of December 31, 2002

                                                                     Percentage
Company                       Industry                             of Net Assets
--------------------------------------------------------------------------------
 1. Dell Computer             Computer Hardware                        4.31%
--------------------------------------------------------------------------------
 2. Microsoft                 Computer Software                        4.04%
--------------------------------------------------------------------------------
 3. Symantec                  Computer Software                        3.97%
--------------------------------------------------------------------------------
 4. Cisco Systems             Computer Communications                  3.55%
--------------------------------------------------------------------------------
 5. Xilinx                    Semiconductors                           3.29%
--------------------------------------------------------------------------------
 6. Network Appliance         Electronic Data
                              Processing Peripherals                   3.25%
--------------------------------------------------------------------------------
 7. Marvell                   Semiconductors                           2.95%
    Technology Group
--------------------------------------------------------------------------------
 8. QLogic                    Computer Communications                  2.90%
--------------------------------------------------------------------------------
 9. Cymer                     Electronic Production Equipment          2.89%
--------------------------------------------------------------------------------
10. QUALCOMM                  Telecommunications Equipment             2.79%
--------------------------------------------------------------------------------

New
     AT DELAWARE

--------------------------------------------------------------------------------
It's Tax Time                                [GRAPHIC OMITTED: e:delivery LOGO]
   AGAIN

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by
TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.
--------------------------------------------------------------------------------

Delaware
     TECHNOLOGY AND INNOVATION FUND

Fund Basics
As of December 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide long-term capital growth.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$19.99 million
--------------------------------------------------------------------------------
Number of Holdings:
46
--------------------------------------------------------------------------------

Fund Start Date:
December 29, 1999
--------------------------------------------------------------------------------
Your Fund Managers:
Jeffrey W. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in investments/portfolio management/financial economics from Pace University. Mr. Hynoski joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth equity group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski has been managing the Technology and Innovation Fund since its inception.

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DTYAX
Class B  DTYBX
Class C  DTYCX

Fund Performance
Average Annual Total Returns

Through December 31, 2002                                Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/99)
Excluding Sales Charge                                    -48.87%     -50.00%
Including Sales Charge                                    -49.87%     -52.92%
--------------------------------------------------------------------------------
Class B (Est. 12/29/99)
Excluding Sales Charge                                    -49.32%     -50.67%
Including Sales Charge                                    -49.71%     -52.65%
--------------------------------------------------------------------------------
Class C (Est. 12/29/99)
Excluding Sales Charge                                    -49.32%     -50.67%
Including Sales Charge                                    -49.32%     -51.17%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended December 31, 2002 for Delaware Technology and Innovation Fund's Institutional Class were -48.87% and -50.22%, respectively. The Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Technology and Innovation Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DTYIX

Statement                              Delaware Technology and Innovation Fund
     OF NET ASSETS                     December 31, 2002 (Unaudited)


                                                           Number of   Market
                                                             Shares    Value
------------------------------------------------------------------------------
Common Stock - 91.01%
------------------------------------------------------------------------------
Business Services - 3.14%
  +Computer Sciences                                       12,700  $   437,515
   Paychex                                                  6,800      189,720
                                                                   -----------
                                                                       627,235
                                                                   -----------
Computer Communications - 12.20%
  +Brocade Communications Systems                          50,500      209,070
  +Cisco Systems                                           54,200      710,020
  +Emulex                                                  19,500      361,725
  +Juniper Networks                                        54,800      372,640
  +McDATA                                                  29,300      205,979
  +QLogic                                                  16,800      579,768
                                                                   -----------
                                                                     2,439,202
                                                                   -----------
Computer Hardware - 4.31%
  +Dell Computer                                           32,200      861,028
                                                                   -----------
                                                                       861,028
                                                                   -----------
Computer Software - 25.03%
  +Agile Software                                          34,100      263,934
  +Ariba                                                   58,600      145,328
  +BEA Systems                                             24,600      282,162
  +Manhattan Associates                                    19,600      463,736
  +Microsoft                                               15,600      806,520
  +NetIQ                                                   26,700      329,745
  +Oracle                                                  19,600      211,680
  +PeopleSoft                                              27,900      510,570
  +Quest Software                                          29,400      303,114
   SAP                                                     19,600      382,200
  +Siebel Systems                                          23,400      175,032
  +Symantec                                                19,600      792,820
  +Veritas Software                                        21,450      335,049
                                                                   -----------
                                                                     5,001,890
                                                                   -----------
Electronic Data Processing Peripherals - 3.25%
  +Network Appliance                                       65,000      650,000
                                                                   -----------
                                                                       650,000
                                                                   -----------
Electronic Production Equipment - 5.87%
  +Cymer                                                   17,900      577,275
  +Lam Research                                            19,300      208,440
  +Novellus Systems                                        13,800      387,504
                                                                   -----------
                                                                     1,173,219
                                                                   -----------
Electronics & Electrical Equipment - 2.71%
  +Flextronics International                               34,300      280,917
  +Jabil Circuit                                           14,600      261,632
                                                                   -----------
                                                                       542,549
                                                                   -----------

                                                           Number of   Market
                                                             Shares    Value
------------------------------------------------------------------------------
Common Stock (continued)
------------------------------------------------------------------------------
Semiconductors - 27.30%
  +Altera                                                  34,000  $   419,560
  +Analog Devices                                          19,600      467,852
  +Applied Materials                                       26,400      343,992
  +Applied Micro Circuits                                  75,500      278,595
   Intel                                                   19,700      306,729
  +Intersil Holdings                                       34,500      480,930
   Linear Technology                                       15,200      390,944
  +Marvell Technology Group                                31,300      590,318
   Maxim Integrated Products                               15,200      502,208
  +PMC - Sierra                                            71,300      396,428
  +Skyworks Solutions                                      29,300      252,566
  Texas Instruments                                        24,500      367,745
  +Xilinx                                                  31,900      657,140
                                                                   -----------
                                                                     5,455,007
                                                                   -----------
Telecommunications - 1.11%
  +A T & T Wireless Services                               39,400      222,610
                                                                   -----------
                                                                       222,610
                                                                   -----------
Telecommunications Equipment - 6.09%
  +CIENA                                                   29,765      152,992
   Motorola                                                14,700      127,155
   Nokia                                                   24,500      379,750
  +QUALCOMM                                                15,300      556,767
                                                                   -----------
                                                                     1,216,664
                                                                   -----------
Total Common Stock
   (cost $32,942,465)                                               18,189,404
                                                                   -----------

                                                        Principal    Market
                                                         Amount      Value
------------------------------------------------------------------------------
Repurchase Agreements - 9.35%
------------------------------------------------------------------------------
With BNP Paribas 1.07% 1/2/03
   (dated 12/31/02, collateralized by
   $809,200 U.S. Treasury Bills due
   6/19/03, market value $804,809)                       $788,850      788,850
With J. P. Morgan Securities 1.03%
   1/2/03 (dated 12/31/02,
   collateralized by $291,100 U.S.
   Treasury Notes 2.875% due 6/30/04,
   market value $297,562)                                 291,300      291,300
With UBS Warburg 1.10% 1/2/03
   (dated 12/31/02, collateralized
   by $793,700 U.S. Treasury Notes
   3.875% due 6/30/03,
   market value $804,678)                                 788,850      788,850
                                                                   -----------
   Total Repurchase Agreements
   (cost $1,869,000)                                                 1,869,000
                                                                   -----------

Statement                              Delaware Technology and Innovation Fund
     OF NET ASSETS (CONTINUED)

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Market Value of Securities - 100.36%
   (cost $34,811,465)                                              $20,058,404
Liabilities Net of Receivables and
   Other Assets - (0.36%)                                              (72,039)
                                                                   -----------
Net Assets Applicable to 17,918,482
   Shares Outstanding - 100.00%                                    $19,986,365
                                                                   ===========

Net Asset Value - Delaware Technology
   and Innovation Fund Class A
   ($9,965,604/8,853,216 Shares)                                         $1.13
                                                                         -----
Net Asset Value - Delaware Technology
   and Innovation Fund Class B
   ($6,692,575/6,070,593 Shares)                                         $1.10
                                                                         -----
Net Asset Value - Delaware Technology
   and Innovation Fund Class C
   ($2,411,850/2,186,839 Shares)                                         $1.10
                                                                         -----
Net Asset Value - Delaware Technology
   and Innovation Fund Institutional Class
   ($916,336/807,834 Shares)                                             $1.13
                                                                         -----

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Components of Net Assets at December 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                             $169,534,785
Accumulated net investment loss                                       (154,161)
Accumulated net realized loss on investments                      (134,641,198)
Net unrealized depreciation of investments                         (14,753,061)
                                                                  ------------
Total net assets                                                  $ 19,986,365
                                                                  ============

+Non-income producing security for the period ended December 31, 2002.

Net Asset Value and Offering Price per Share -
   Delaware Technology and Innovation Fund
Net asset value Class A (A)                                              $1.13
Sales charge (5.75% of offering or 6.19%
   of the amount invested per share) (B)                                  0.07
                                                                         -----
Offering price                                                           $1.20
                                                                         =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                             Delaware Technology and Innovation Fund
     OF OPERATIONS                    Period Ended December 31, 2002 (Unaudited)

Investment Income:
  Dividends                                                            $ 6,360
  Interest                                                              32,991         $    39,351
                                                                       -------         -----------

Expenses:
  Management fees                                                       80,698
  Dividend disbursing and transfer agent fees and expenses             220,604
  Distribution expenses-- Class A                                       14,436
  Distribution expenses-- Class B                                       38,618
  Distribution expenses-- Class C                                       12,854
  Reports and statements to shareholders                                39,000
  Registration fees                                                     28,550
  Accounting and administration expenses                                 4,639
  Professional fees                                                      3,882
  Custodian fees                                                         1,388
  Trustees' fees                                                           905
  Other                                                                  7,642             453,216
                                                                                       -----------
  Less expenses absorbed or waived by investment manager                                  (257,744)
  Less waiver of distribution expenses -- Class A                                           (1,713)
  Less expenses paid indirectly                                                               (247)
                                                                                       -----------
  Total expenses                                                                           193,512
                                                                                       -----------
Net Investment Loss                                                                       (154,161)
                                                                                       -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                                     (10,021,057)
  Net change in unrealized appreciation/depreciation of investments                      5,816,894
                                                                                       -----------
Net Realized and Unrealized Loss on Investments                                         (4,204,163)
                                                                                       -----------

Net Decrease in Net Assets Resulting from Operations                                   $(4,358,324)
                                                                                       ===========

See accompanying notes

Statements                               Delaware Technology and Innovation Fund
     OF CHANGES IN NET ASSETS

                                                                               Period           Year
                                                                               Ended            Ended
                                                                              12/31/02         6/30/02
                                                                             (Unaudited)
Decrease in Net Assets from Operations:
   Net investment loss                                                      $   (154,161)   $   (625,599)
   Net realized loss on investments                                          (10,021,057)    (21,518,794)
   Net change in unrealized appreciation/depreciation of investments           5,816,894     (12,487,549)
                                                                            ------------    ------------
   Net decrease in net assets resulting from operations                       (4,358,324)    (34,631,942)
                                                                            ------------    ------------

Capital Share Transactions:
  Proceeds from shares sold:
      Class A                                                                  2,702,567      13,311,955
      Class B                                                                    621,589       5,464,520
      Class C                                                                    418,195       1,813,645
      Institutional Class                                                        475,940       1,977,181
                                                                            ------------    ------------
                                                                               4,218,291      22,567,301
                                                                            ------------    ------------
   Cost of shares repurchased:
      Class A                                                                   (611,563)     (9,517,671)
      Class B                                                                 (2,286,493)     (4,730,599)
      Class C                                                                 (2,168,267)     (1,750,291)
      Institutional Class                                                       (537,333)     (1,900,077)
                                                                            ------------    ------------
                                                                              (5,603,656)    (17,898,638)
                                                                            ------------    ------------
Increase (decrease) in net assets derived from capital share transactions     (1,385,365)      4,668,663
                                                                            ------------    ------------
Net Decrease in Net Assets                                                    (5,743,689)    (29,963,279)

Net Assets:
   Beginning of period                                                        25,730,054      55,693,333
                                                                            ------------    ------------
   End of period                                                            $ 19,986,365    $ 25,730,054
                                                                            ============    ============

See accompanying notes

Financial
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Technology and Innovation Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Period                  Year             12/29/99(1)
                                                                     Ended                  Ended                to
                                                                   12/31/02(2)     6/30/02        6/30/01      6/30/00
                                                                   (Unaudited)
Net asset value, beginning of period                                 $1.350        $3.210         $9.700        $8.500

Income (loss) from investment operations:
Net investment loss(3)                                               (0.006)       (0.025)        (0.073)       (0.049)
Net realized and unrealized gain (loss) on investments               (0.214)       (1.835)        (6.417)        1.249
                                                                     ------        ------         ------        ------
Total from investment operations                                     (0.220)       (1.860)        (6.490)        1.200
                                                                     ------        ------         ------        ------

Net asset value, end of period                                       $1.130        $1.350         $3.210        $9.700
                                                                     ======        ======         ======        ======

Total return(4)                                                     (16.30%)      (57.94%)       (66.91%)       14.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $9,966       $11,520        $22,452       $50,548
Ratio of expenses to average net assets                               1.45%         1.45%          1.44%         1.45%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly           3.90%         2.93%          1.78%         1.78%
Ratio of net investment loss to average net assets                   (1.09%)       (1.22%)        (1.11%)       (1.04%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly          (3.54%)       (2.70%)        (1.45%)       (1.37%)
Portfolio turnover                                                     117%           90%           144%          177%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Technology and Innovation Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Period                  Year             12/29/99(1)
                                                                     Ended                  Ended                to
                                                                   12/31/02(2)     6/30/02        6/30/01      6/30/00
                                                                   (Unaudited)
Net asset value, beginning of period                                 $1.330        $3.180         $9.670        $8.500

Income (loss) from investment operations:
Net investment loss(3)                                               (0.011)       (0.041)        (0.119)       (0.082)
Net realized and unrealized gain (loss) on investments               (0.219)       (1.809)        (6.371)        1.252
                                                                     ------        ------         ------        ------
Total from investment operations                                     (0.230)       (1.850)        (6.490)        1.170
                                                                     ------        ------         ------        ------

Net asset value, end of period                                       $1.100        $1.330         $3.180        $9.670
                                                                     ======        ======         ======        ======

Total return(4)                                                     (17.29%)      (58.18%)       (67.15%)       13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $6,693        $9,874        $23,160       $47,257
Ratio of expenses to average net assets                               2.20%         2.20%          2.19%         2.20%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly           4.60%         3.68%          2.53%         2.53%
Ratio of net investment loss to average net assets                   (1.84%)       (1.97%)        (1.86%)       (1.79%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly          (4.24%)       (3.45%)        (2.20%)       (2.12%)
Portfolio turnover                                                     117%           90%           144%          177%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Technology and Innovation Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Period                  Year             12/29/99(1)
                                                                     Ended                  Ended                to
                                                                   12/31/02(2)     6/30/02       6/30/01       6/30/00
                                                                   (Unaudited)
Net asset value, beginning of period                                 $1.330        $3.180         $9.670        $8.500

Income (loss) from investment operations:

Net investment loss(3)                                               (0.011)       (0.041)        (0.121)       (0.082)
Net realized and unrealized gain (loss) on investments               (0.219)       (1.809)        (6.369)        1.252
                                                                     ------        ------         ------        ------
Total from investment operations                                     (0.230)       (1.850)        (6.490)        1.170
                                                                     ------        ------         ------        ------

Net asset value, end of period                                       $1.100        $1.330         $3.180        $9.670
                                                                     ======        ======         ======        ======

Total return(4)                                                     (17.29%)      (58.18%)       (67.15%)       13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $2,412        $3,059         $7,282       $18,431
Ratio of expenses to average net assets                               2.20%         2.20%          2.19%         2.20%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly            4.60%         3.68%          2.53%         2.53%
Ratio of net investment loss to average net assets                   (1.84%)       (1.97%)        (1.86%)       (1.79%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly           (4.24%)       (3.45%)        (2.20%)       (2.12%)
Portfolio turnover                                                     117%           90%           144%          177%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Delaware Technology and Innovation Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Period                  Year             12/29/99(1)
                                                                     Ended                  Ended                to
                                                                   12/31/02(2)     6/30/02       6/30/01       6/30/00
                                                                   (Unaudited)
Net asset value, beginning of period                                 $1.360        $3.220         $9.700        $8.500

Income (loss) from investment operations:

Net investment loss(3)                                               (0.005)       (0.020)        (0.056)       (0.037)
Net realized and unrealized gain (loss) on investments               (0.225)       (1.840)        (6.424)        1.237
                                                                     ------        ------         ------        ------
Total from investment operations                                     (0.230)       (1.860)        (6.480)        1.200
                                                                     ------        ------         ------        ------

Net asset value, end of period                                       $1.130        $1.360         $3.220        $9.700
                                                                     ======        ======         ======        ======

Total return(4)                                                     (16.91%)      (57.76%)       (66.80%)       14.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $916        $1,276         $2,798        $3,836
Ratio of expenses to average net assets                               1.20%         1.20%          1.19%         1.20%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly           3.60%         2.68%          1.53%         1.53%
Ratio of net investment loss to average net assets                   (0.84%)       (0.97%)        (0.86%)       (0.79%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly          (3.24%)       (2.45%)        (1.20%)       (1.12%)
Portfolio turnover                                                     117%           90%           144%          177%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                    Delaware Technology and Innovation Fund
     TO FINANCIAL STATEMENTS             December 31, 2002 (unaudited)

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Technology and Innovation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charge declined from 5% to zero, depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund seeks to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and net realized gains from investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $247 for the period ended December 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commission, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through August 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement and each class' distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to limit the Class A shares' distribution and service (12b-1) fee through August 31, 2003, to no more than 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class shares.

Notes                                    Delaware Technology and Innovation Fund
     TO FINANCIAL STATEMENTS (CONTINUED)



2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates (continued)
At December 31, 2002, the Fund had receivables from and liabilities payable to affiliates as follows:

Receivable from DMC under expense
  limitation agreement                                      $24,632
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC              (59,094)
Other expenses payable to DMC and affiliates                 (2,487)

For the period ended December 31, 2002, DDLP earned $33,196 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Trust. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2002, the Fund made purchases of $10,997,805 and sales of $10,624,850 of investment securities other than short-term investments.

At December 31, 2002, the cost of investments was $34,811,465. At December 31, 2002 the net unrealized depreciation was $14,753,061 of which $353,606 related to unrealized appreciation of investments and $15,106,667 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid during the period ended December 31, 2002 and the year ended June 30, 2002.

As of June 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                        $170,920,150
Capital loss carryforwards                            (92,718,857)
Post-October losses                                   (24,644,671)
Unrealized depreciation of investments                (27,826,568)
                                                     ------------
Net Assets                                           $ 25,730,054
                                                     ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $22,409,888 expires in 2009 and $70,308,969 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through June 30, 2002 that, in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                         Period                 Year
                                         Ended                  Ended
                                        12/31/02               6/30/02
                                       (Unaudited)
Shares sold:
   Class A                               2,289,190            6,319,077
   Class B                                 542,807            2,519,953
   Class C                                 362,930              880,397
   Institutional Class                     390,032              970,067
                                        ----------            ---------
                                         3,584,959           10,689,494
                                        ----------            ---------
Shares repurchased:
   Class A                              (1,970,994)
   Class B                              (1,912,775)
   Class C                                (480,147)            (864,996)
   Institutional Class                    (521,890)            (898,490)
                                        ----------            ---------
                                        (4,885,806)          (8,894,688)
                                        ----------            ---------
Net increase (decrease)                 (1,300,847)           1,794,806
                                        ==========            =========

For the period ended December 31, 2002, 3,242 Class B shares were converted to 3,164 Class A shares valued at $3,631. The amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding as of December 31, 2002, or at any time during the period.

7. Credit & Market Risks
The Fund concentrates its investments in companies management believes will benefit from technology advances and innovation. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political or regulatory occurrence affecting these companies.

The Fund invests a significant portion of its assets in small- and medium- sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

--------------------------------------------------------------------------------
Delaware Investments
     FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                              Fixed Income Group
Delaware American Services Fund                                  Corporate and Government
Delaware Growth Opportunities Fund                               Delaware American Government Bond Fund
Delaware Select Growth Fund                                      Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                                   Delaware Delchester Fund
Delaware Technology and Innovation Fund                          Delaware Diversified Income Fund
Delaware Trend Fund                                              Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                                        Delaware High-Yield Opportunities Fund
                                                                 Delaware Limited-Term Government Fund
Value-Equity Group                                               Delaware Strategic Income Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund                                  Money Market
Delaware REIT Fund                                               Delaware Cash Reserve Fund
Delaware Small Cap Value Fund                                    Delaware Tax-Free Money Fund

International Group                                              Municipal (National Tax-Exempt)
(DIAL-Delaware International Advisers Ltd.)                      Delaware National High-Yield Municipal Bond Fund
Delaware Emerging Markets Fund                                   Delaware Tax-Free Insured Fund
Delaware International Small Cap Value Fund                      Delaware Tax-Free USA Fund
Delaware International Value Equity Fund                         Delaware Tax-Free USA Intermediate Fund
   (formerly Delaware International Equity Fund)
                                                                 Municipal (State-Specific Tax-Exempt)
Blend Mutual Funds                                               Delaware Tax-Free Arizona Fund
Delaware Balanced Fund                                           Delaware Tax-Free Arizona Insured Fund
Delaware Core Equity Fund                                        Delaware Tax-Free California Fund
   (formerly Delaware Growth Stock Fund)                         Delaware Tax-Free California Insured Fund
Delaware Devon Fund                                              Delaware Tax-Free Colorado Fund
Delaware Social Awareness Fund                                   Delaware Tax-Free Florida Fund
                                                                 Delaware Tax-Free Florida Insured Fund
Structured Equity Products Group                                 Delaware Tax-Free Idaho Fund
Delaware Diversified Growth Fund                                 Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Diversified Value Fund                                  Delaware Tax-Free Minnesota Fund
Delaware Group Foundation Funds                                  Delaware Tax-Free Minnesota Insured Fund
   Delaware Growth Allocation Portfolio                          Delaware Tax-Free Minnesota Intermediate Fund
   Delaware Balanced Allocation Portfolio                        Delaware Tax-Free Missouri Insured Fund
   Delaware Income Allocation Portfolio                          Delaware Tax-Free New York Fund
                                                                 Delaware Tax-Free Oregon Insured Fund
                                                                 Delaware Tax-Free Pennsylvania Fund

Delaware
Investments (SM)
--------------------------------------
A member of Lincoln Financial Group(R)



This semiannual report is for the information of Delaware Technology and Innovation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Technology and Innovation Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                            Contact Information
Walter P. Babich                               Jude T. Driscoll                               Investment Manager
Board Chairman                                 President and Chief Executive Officer          Delaware Management Company
Citadel Constructors, Inc.                     Delaware Management Holdings, Inc.             Philadelphia, PA
King of Prussia, PA                            Philadelphia, PA
                                                                                              International Affiliate
David K. Downes                                Richelle S. Maestro                            Delaware International Advisers Ltd.
President and Chief Executive Officer          Senior Vice President, Deputy General          London, England
Delaware Investments Family of Funds           Counsel and Secretary
Philadelphia, PA                               Delaware Investments Family of Funds           National Distributor
                                               Philadelphia, PA                               Delaware Distributors, L.P.
John H. Durham                                                                                Philadelphia, PA
Private Investor                               Michael P. Bishof
Gwynedd Valley, PA                             Senior Vice President and Treasurer            Shareholder Servicing, Dividend
                                               Delaware Investments Family of Funds           Disbursing and Transfer Agent
John A. Fry                                    Philadelphia, PA                               Delaware Service Company, Inc.
President                                                                                     2005 Market Street
Franklin & Marshall College                                                                   Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                              For Shareholders
Anthony D. Knerr                                                                              800 523-1918
Consultant
Anthony Knerr & Associates                                                                    For Securities Dealers and Financial
New York, NY                                                                                  Institutions Representatives Only
                                                                                              800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                         Web site
National Gallery of Art                                                                       www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN





(7280)                                                       Printed in the USA
SA-492 [12/02] VGR 2/03                                                   J8951